UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2018

PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272
(Address of principal executive offices)		(Zip Code)

(412) 434-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 19, 2018, the Board of Directors of PPG Industries, Inc. (the “Company”) elected Anne M. Foulkes as Senior Vice President, General Counsel and Secretary effective August 1, 2018. The Board of Directors also elected Glenn E. Bost II, the Company’s current Senior Vice President and General Counsel, as Senior Vice President, Law, Compliance and Special Projects effective August 1, 2018 to support the transition and oversee certain projects for the Company through January 1, 2019.
Also on July 19, 2018, the Board of Directors elected William E. Schaupp as Vice President and Controller. Mr. Schaupp had served as the Company’s Assistant Controller and Acting Controller since April 25, 2018. Mr. Schaupp joined the Company as Manager, Financial Reporting in November 2008 and was appointed Director, Financial Reporting in August 2011 serving until September 2013. He served as Assistant Controller, Financial Reporting from September 2013 to March 2015, as Finance Director, Fiber Glass from March 2015 to April 2016, as Director Financial Analysis, Corporate Development from April 2016 to January 2017 and as Director Corporate Audit Services from January 2017 until his appointment as Assistant Controller and Acting Controller. There are no family relationships between Mr. Schaupp and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K. There are no related party transactions involving the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K related to Mr. Schaupp.
On July 20, 2018, the Company issued a press release announcing Ms. Foulkes’s and Mr. Bost’s appointments and a press release announcing Mr. Schaupp’s appointment. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description
99.1
Press release of PPG Industries, Inc. dated July 20, 2018 announcing Ms. Foulkes’s appointment as Senior Vice President, General Counsel and Secretary and Mr. Bost’s appointment as Senior Vice President, Law, Compliance and Special Projects.

99.2	Press release of PPG Industries, Inc. dated July 20, 2018 announcing Mr. Schaupp’s appointment as Vice President and Controller.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: July 20, 2018	By:	/s/ Michael H. McGarry
Michael H. McGarry
Chairman and Chief Executive Officer